UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2012

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EZJR, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	20-0667864
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

935 Highway 124 #215, Braselton, GA 30517
(Address of Principal Executive Offices) (Zip Code)

678-866-3337
(Registrant’s telephone number, including area code)

2235 E. Flamingo, Suite 114, Las Vegas, NV
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01. Changes in Control of Registrant.

EZJR, Inc., (the “Company”) on February 8, 2012 underwent a change of control of ownership. The Company’s two largest shareholders sold their collective ownership of 7,500,000 control shares to AdMaxOffers.com, P. O. Box 33, Hoschton, GA 30548.

The Company has 7,873,750 common shares issued and outstanding. The transfer of ownership of 7,500,000 shares represents 95.25% ownership in the Company.

The Company’s two major shareholders agreed to sell their 7,500,000 common shares of the Company's common stock, for an approximate aggregate purchase price $600,000. The source of the funds to purchase these shares came from the personal funds of the buyers who purchased the shares for investment purposes.

SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table presents information, to the best of our knowledge, about the ownership of our common stock on February 8, 2012 relating to those persons known to beneficially own more than 5% of our capital stock and by our named executive officer and sole director.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60-days after February 8, 2012 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of Your Event, Inc.'s common stock.

We do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

Title of Class	Name of Beneficial Owner and Position	Nature of Beneficial Ownership	Percent of Class (1)
Common	Adam Alred (2)	500,000	6.30%
	CEO/Director

Common	Guy A. Arnone (3)	75,000	0.90%
	Chief Compliance Officer/Director
	Rick Kaye (4)	1,300,000	16.50%
Common
	Shareholder

Common	AdMaxOffers.com (2)	4,015,000	52.40%
	Shareholder

Common	Directors and Officers as a Group (2 persons)	4,590,000	59.60%

(1)   Percent of Class is based on 7,873,750 shares issued and outstanding.

(2)   Adam Alred, 935 Highway 124 #215, Braselton, GA 30517. Adam Alred is also the the beneficial owner of AdMaxOffers.com, he has the ultimate voting control over the shares held this entity.

(3)   Guy A. Arnone, 935 Highway 124 #215, Braselton, GA 30517

(4)   Richard Kaye, 893-0 Ronda Sevilla, Laguna Hills, CA 92653

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

With the change of ownership control, T J Jesky, the sole Officer/Director has agreed to resign his positions as sole officer and director of the Company. Prior to his resignation, he appointed two new board members and new officers of the Company.

Pursuant to Nevada Corporate law, NRS 78.335(5), the Board of Directors filled the Board vacancy with the nomination and acceptance of Adam Alred, and Guy A. Arnone effective February 8, 2012. The new board members will hold office for the unexpired term of his predecessor and/or until his successor are elected and qualified. Prior to this appointment, the Board consisted of one member. The By-laws of the Company allow the appointment of up to nine (9) directors.

On February 8, 2012, the Board of Directors of EZJR, Inc., appointed new officers. The new officers include: Mr. Adam Alred, as Chief Executive Officer and Guy A. Arnone, as Chief Compliance Officer. The new officers are also directors of the Company. The new officers will serve in their position until such time as their successors shall be appointed by the board of directors or until the earlier of their death, resignation or removal in the manner provided for in the By-laws of the Company.

On February 8, 2012, the Board of Directors of EZJR, Inc. accepted the resignation of Mr. T J Jesky, a Director and Officer of the Company. Mr. Jesky has been working for the Company since its inception; he desires to pursue other interests. Mr. Jesky does not have any disagreements with the Company on any matter relating to its operations, policies or practices.

No agreements exist among present or former controlling stockholders or directors of the Registrant with respect to the election of the members of the board of directors, and to the Registrant's knowledge, no other agreements exist which might result in a change of control of the Registrant.

CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:

Name	Age	Position & Offices Held

Adam Alred	31	CEO/Director
Guy A. Arnone	45	Chief Compliance Officer/Director

Biographies of New Directors/Officers

Mr. Adam Alred, Chief Executive Officer/Director

Adam Alred currently serves as the CEO of Owner Wiz Realty Inc., a Georgia Corporation, located in Braselton, GA. Adam's career started in 2001 when he left Southern Poly University with a degree in computer engineering and joined the staff at Health Logic Systems Corporation (HLSC) in Tucker, Georgia where he began as a Web Support technician and became Systems Administrator where he managed the firm's technical team and deployed the IT budget.

After leaving HLSC in 2005, Adam joined Fulfillment Central as CTO where he built, deployed, and managed the firm's technical team. In addition, to the CTO job, Adam acted as CMO and was responsible for developing the marketing initiatives and advertising campaigns

Mr. Guy A. Arnone, Chief Compliance Officer/Director

Guy Arnone is a California Licensed Real Estate Broker who belongs to a select group of individuals approved by the California Real Estate Commissioner to perform a special dual service in the real estate industry. He represents buyers, sellers, developers and investors in all facets of real estate brokerage and financing.

As past President of Fred Sands of Valencia and Vintage Sotheby’s International Realty, West Coast Valencia Escrow, Castlerock Escrow, Orange Grove Financial and Peninsula Property Management, Guy has a broad array of experience, knowledge and services to offer. He has been married since 1990 and has three children.

Compensation of Directors

No director receives any fee, salary or commission for service as a director at this time. Until such time as the Company can generate sufficient revenues, no such arrangement is contemplated.

Item 8.01 Other Events

Concurrently, with the change of control of new management, the Registrant has changed its principal executive offices from 2235 E. Flamingo, Suite 114, Las Vegas, NV 89119 to: 935 Highway 124 #215, Braselton, GA 30517.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EZJR, Inc. Registrant

Date: February 8, 2012	/s/ T J Jesky___________________
Name: T J Jesky
Title: Outgoing President and Director

Date: February 8, 2012	/s/ Adam Alred_________________
Name: Adam Alred
Title: Incoming President and Director